Contact:  D. Lee McCreary, Jr.
          President and Chief Executive Officer
          (302) 993-1022
          www.eldertrust.com


     ElderTrust Announces Second Quarter and Year to Date 2003 Results


Second Quarter 2003:
--------------------
* Reported net loss from continuing operations and after results of discontinued operations was $1.2 million for 2Q 03
* Reported net loss of $0.15 per basic and diluted share for 2Q 03 on revenues of $8.1 million
* Reported FFO of $0.43 per basic share and $0.42 per diluted share for 2Q 03

Wilmington, DE, (July 28, 2003) - ElderTrust (NYSE:ETT), an equity healthcare REIT, today reported results for the second quarter ended June 30, 2003.

Net loss for the second quarter ended June 30, 2003 totaled $1.2 million from continuing operations and after the results of discontinued operations, or a loss of $0.15 per basic and diluted share. For the comparable quarter of 2002, the net income from continuing operations was $0.6 million and net income after discontinued operations was $0.3 million, or $0.05 per basic and $0.04 per diluted share. During the quarter the Company recognized an impairment loss of $2.0 million on its Harston Hall property.

Funds from operations (FFO) for the second quarter, totaled $3.3 million, or $0.43 per basic and $0.42 per diluted share, respectively, on revenues of $8.1 million. In comparison, FFO for the second quarter of 2002 totaled $3.1 million, or $0.42 per basic and $0.40 per diluted share, on revenues of $5.6 million.

For the six months ended June 30, 2003, FFO totaled $7.4 million, or $0.96 per basic share and $0.95 per diluted share, on revenues of $16.2 million. Net income for the six months ended June 30, 2003 was $0.4 million from continuing operations and after loss on discontinued operations, or $0.05 per basic share and $0.05 per diluted share. For the comparable period in 2002, FFO totaled $6.2 million, or $0.84 per basic share and $0.80 per diluted share, on revenues of $11.5 million. Net income from continuing operations was $1.2 million and $1.0 million after loss on discontinued operations for the six months ended June 30, 2002, or $0.13 per basic and $0.12 diluted share.

                                --more--

ElderTrust 2Q 03 Results
Page 2

Net income for the six months ended June 30, 2003, included income of $0.9 million, or approximately $0.12 per basic and diluted share, related to the reversal of a bad debt reserve. This income was recognized by the Company during the quarter ended March 31, 2003. This reserve was recorded against a receivable from ET Capital Corp. During the first quarter, the Company obtained operational control of ET Capital Corp., and has subsequently consolidated its operations. As a result of the consolidation of ET Capital Corp., the Company has realized amounts previously deemed to be uncollectible, resulting in the recognition of this additional income during the six months ended June 30, 2003 through the reversal of previously recorded bad debt expense.

The Company noted that during the quarter it has entered into a non-binding letter of intent (the Agreement) with Genesis Health Ventures, Inc. (NASDAQ:GHVI; Genesis; after the spin-off, HealthCare) in connection with the Genesis spin-off of its ElderCare business. The Company noted that, if completed, the Agreement represents a significant restructuring of its transactions with Genesis. Details of this agreement are noted in the Companys press release dated July 14, 2003 and in a Current Report on Form 8-K filed with the SEC on the same date. The Form 8-K contains a more detailed description of the transactions and preliminary pro forma financial information and preliminary funds from operations information giving effect to the proposed transactions. The Form 8-K can also be found under the Documents tab at www.eldertrust.com. Investors and other interested parties are encouraged to review this information.

In addition the Company noted that the $14.2 million mortgage loan secured by the Harston Hall and Pennsburg properties had been extended to August 10, 2003. Negotiations are ongoing with respect to the ultimate resolution of this loan.

Finally, the Company announced that it had retained Wachovia Securities to provide a fairness opinion to the Company in connection with the Genesis restructuring transaction. The Company also announced that it had retained Wachovia Securities to assist the Board in analyzing the Companys future direction.

ElderTrust is a real estate investment trust that invests in real estate properties used in the healthcare services industry, principally along the East Coast of the United States. The Company currently owns or has interests in 31 properties.

Certain matters discussed within this press release may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although ElderTrust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from ElderTrusts expectations include the extent to which it can consummate the proposed transactions with Genesis Health Ventures, Inc. (and after the spin-off, HealthCare), the Companys principal tenant, the extent to which Genesis (and after the spin-off, HealthCare) continues to make lease payments to the Company, the Companys ability to extend, restructure or pay-off mortgage loans totaling approximately $14.2 million that mature on August 10, 2003, real estate conditions, changes in the economic conditions and other risks detailed from time to time in the Company's SEC reports and filings. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

ElderTrust 2Q 03 Results
Page 3

ElderTrust will host a conference call at 2:00 pm (Eastern Time) on July 29, 2003 to discuss the results of this years second quarter.

To listen to the call please dial 1-877-591-1121 and reference the ElderTrust Second Quarter Earnings Call hosted by D. Lee McCreary, Jr., at lease 5 minutes prior to the start time. There will be a replay of the call available approximately two hours after the end of the call and it will be available for fourteen days. To access the replay please dial 1-800-642-1687 and enter ID number 185230 Additionally, a copy of this press release is available on the Companys website at www.eldertrust.com under News.




                         (Financial Tables Follow)


ElderTrust 2Q 03 Results
Page 4



                               ELDERTRUST
                          Financial Supplement

                CONDENSED CONSOLIDATED INCOME STATEMENT
                              (unaudited)

                                      ($000s, except per share data)
                                    For the three          For the six
                                     months ended          months ended
                                       June 30,              June 30,
                                  ---------------------------------------
                                    2003      2002     2003       2002
                                  ---------------------------------------
Revenues:
  Rental revenues                  $ 8,050   $4,618   $16,089    $9,254
  Interest, net of amortization
   of deferred loan origination
   costs                                69       70       134       144
  Interest from unconsolidated
   equity investees                      -      922         -     1,837
  Other income                           -       24         -       234
                                  ---------------------------------------
   Total revenues                    8,119    5,634    16,223    11,469
                                  ---------------------------------------

Expenses:
  Property operating expenses          314      285       607      713
  Interest expense, including
   amortization of deferred
   finance costs                     3,600    2,100     7,223    4,220
  Bad debt expense (recapture)           -        -      (894)      19
  Depreciation and amortization      2,614    1,491     5,226    2,982
  General and administrative           777      606     1,601    1,223
  Loss on impairment of assets       2,021        -     2,021        -
                                  ---------------------------------------
   Total expenses                    9,326    4,482    15,784    9,157
                                  ---------------------------------------


Net income (loss) before equity
 in losses of unconsolidated
 entities and minority interest
 from continuing operations         (1,207)   1,152       439    2,312

Equity in losses of
 unconsolidated entities, net            -     (546)        -  (1,066)
Minority interest                       43      (31)      (11)    (66)
                                  ---------------------------------------
Net income (loss) from
 continuing operations              (1,164)     575       428   1,180

Income (loss) on discontinued
 operations after minority
 interest                                -     (234)       72   (229)
                                  ---------------------------------------
Net income (loss)                  ($1,164) $   341    $  356  $  951
                                  =======================================

Basic weighted average number of
 common shares outstanding           7,712    7,361     7,655   7,349
                                  =======================================

Diluted weighted average number
 of common shares outstanding        7,976    7,705     7,716   7,692
                                  =======================================

ElderTrust 2Q 03 Results
Page 5

Basic income (loss) per share:
  Income from continuing operations  (0.15)    0.08      0.06    0.16
  Loss from discontinued operations      -    (0.03)    (0.01)  (0.03)
  Net income                         (0.15)    0.05      0.05    0.13

Diluted income (loss) per share:
  Income from continuing operations  (0.15)    0.07      0.06    0.15
  Loss from discontinued operations      -    (0.03)    (0.01)  (0.03)
  Net income                         (0.15)    0.04      0.05    0.12

Funds from operations               $3,294   $3,080    $7,360  $6,177
Basic per share funds from
  operations                          0.43     0.42      0.96    0.84
Diluted per share funds from
  operations                          0.42     0.40      0.95    0.80


ElderTrust 2Q 03 Results
Page 6

                               ELDERTRUST
                          Financial Supplement

                       SELECTED BALANCE SHEET DATA
                              (unaudited)

                                ($000s)


                                          June 30,       December 31,
                                            2003             2002
                                  ---------------------------------------
Balance Sheet Data
----------------------------------
Investments in real estate, net          $275,128           $282,057
Properties held for sale, net                   -                926
Total real estate assets                  275,128            282,983
Investments in and advances to
 unconsolidated entities, net                   -              3,187
Working capital (1)                       (12,110)           (14,340)
Total assets                              294,590            306,775
Total debt                                201,612            212,807
Shareholders equity                        82,036             82,744


(1) The Companys working capital deficit is $12.1 million and $14.3 million at June 30, 2003 and December 31, 2002, respectively. These
amounts include the outstanding   mortgage balance on the Harston Hall
and Pennsburg properties of $14.2 million and $14.9 million, respectively, which has been extended to August 10, 2003. The working capital deficit at December 31, 2002 includes an additional $2.0 million, the current portion of the $3.1 million outstanding balance on the Guidance Line at December 31, 2002. The $3.1 million Guidance Line was paid off on January 27, 2003.


ElderTrust 2Q 03 Results


     The following table presents the Companys Funds from Operations for the quarters ended June 30, 2003 and 2002:

                                   For the three          For the six
                                     months ended          months ended
                                       June 30,              June 30,
                                  ---------------------------------------
                                    2003      2002     2003       2002
                                  ---------------------------------------
                                                 ($000s)
Funds from Operations: (1)

  Net income                       ($1,164)  $  341   $  356   $  951
  Minority interest                    (43)      20        8       56
                                  ---------------------------------------
  Net income before minority
   interest                         (1,207)     361      364    1,007
  Adjustments to derive funds
   from operations:
   Add:
    Real estate depreciation and
     amortization:
     Consolidated entities           2,608    1,499    5,215    2,999
     Unconsolidated entities             -    1,122        -    2,244
    Impairment charge on real
     estate                          2,021        -    2,021        -
    Loss on sale of real estate
     property                            -      250       38      250
                                  ---------------------------------------
  Funds from operations before
   allocation to minority interest   3,422    3,232    7,638    6,500
  Funds from operations allocable
   to minority interest               (128)    (152)    (278)    (323)
                                  ---------------------------------------
  Funds from operations attributable
   to the common shareholders        3,294    3,080    7,360    6,177
                                  ---------------------------------------

Other Data:
  Cash flow provided by operating
   activities                        3,496    2,803    6,825    4,681
  Cash flow provided by (used in)
   investing activities               (207)    (299)    (414)     437
  Cash flow used in financing
   activities                       (2,259)  (1,602)  (7,461)  (4,719)

(1) The White Paper on Funds from Operations approved by the Board of Governors of NAREIT in October, 1999 defines Funds from Operations as net income (loss), computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. The Company believes that Funds from Operations is helpful to investors as a measure of the performance of an equity REIT because, along with cash flow from operating activities, financing activities and investing activities, it provides investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures and to fund other cash needs. The Company computes Funds from Operations using standards established by NAREIT which may not be comparable to Funds from Operations reported by other REITs that do not define the term using the current NAREIT definition or that interpret the current NAREIT definition differently than the Company. Funds from Operations does not represent cash generated from operating activities using generally accepted accounting principles and should not be considered as an alternative to net income as an indication of the Companys financial performance, or to cash flow from operating activities as a measure of the Companys liquidity, nor is it indicative of funds available to fund the Companys cash needs, including its ability to make cash distributions. Effective January 1, 2000, Funds from Operations includes both recurring and non-recurring results of operations, except those results defined as extraordinary items under generally accepted accounting principles and gains and losses from sales of depreciable operating property.

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